Exhibit 10.91

FIFTH AMENDMENT TO REVOLVING LOAN PROMISSORY NOTE

This Fifth Amendment to Revolving Loan Promissory Note (this “Amendment”) is made and entered into as of July 12, 2012, by and between AMERICAN AGCREDIT, PCA, an agricultural credit association chartered pursuant to the Farm Credit Act of 1971 (“Lender”), and ML MACADAMIA ORCHARDS, L.P., a Delaware limited partnership, and ML RESOURCES, INC., a Hawaii corporation (together, “Borrower”).

R E C I T A L S:

A.            Lender made Borrower a loan in the original amount of $6,000,000.00, which has since been reduced to $5,000,000.00 (the “Revolving Loan”), being one of the loans described in the Fourth Amended and Restated Credit Loan Agreement dated July 15, 2010, as amended by that First Amendment to Fourth Amended and Restated Credit Agreement dated March 7, 2011, and as further amended by that Second Amendment to Fourth Amended and Restated Credit Agreement to be executed concurrently herewith (the “Credit Agreement”), and evidenced by a Revolving Loan Promissory Note dated July 8, 2008, as amended by that First Amendment to Revolving Loan Promissory Note dated June 30, 2009, as further amended by that Second Amendment to Revolving Loan Promissory Note effective June 29, 2010, as further amended by that Third Amendment to Revolving Loan Promissory Note effective July 15, 2010, as further amended by that Fourth Amendment to Revolving Loan Promissory Note dated July 15, 2010 (together, the “Revolving Note”).

B.            Borrower has requested, and Lender has agreed to, among other things, extend the maturity date of the Revolving Loan from July 13, 2012 to May 1, 2014.

B.            The parties are entering into this Amendment to evidence the extension of the maturity of the Revolving Note.

NOW, THEREFORE, taking the forgoing Recitals into account, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

A G R E E M E N T

1.             Amendment of Maturity Date.  The maturity date of the Revolving Note is hereby extended from July 13, 2012 to May 1, 2014.

2.             No Other Amendments.  Except as modified expressly or by necessary implication herein or in the Credit Agreement, all of the terms and conditions of the Revolving Note shall remain unchanged and in full force and effect.  The 2010 Term Loan (or any other instrument not expressly noted as affected hereby) is not affected by these presents.

3.             Security Remains In Effect.  All instruments of security (“Security Instruments”), remain in full force and effect and secure all obligations of Borrower, as affected by these presents, including without limitation that mortgage dated January 8, 2009, recorded in the Bureau of Conveyances of the State of Hawaii on January 14, 2009, as Document No. 2009-004913, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 3818975 and noted on Transfer Certificate of Title No. 283473, 337743, 337744, 510502, 589117, and 473851, as amended by that Additional Charge to and Amendment of Mortgage, Security Agreement, Financing Statement and Assignment of Rents made effective on July 15, 2010, recorded in the Bureau of Conveyances of the State of Hawaii on August 6, 2010, as Document No. 2010-113108, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 3986961, and a security agreement dated May 1, 2000, an supplement thereto dated May 1, 2004, a second supplement thereto dated July 8, 2008, a third supplement thereto dated June 30, 2009, and a forth supplement thereto dated July 15, 2010, and the financing statement(s) recorded as aforesaid as Document No(s). 2000-059003 and 2010-113110.  These presents do not and shall not affect the priority of any of the Security Instruments.  These presents are made as a part of the same transaction(s) as the transaction(s) evidenced by the instruments heretofore recited in these presents.  Borrower jointly and severally re-affirm(s) all of Borrower’s obligations to Lender whether as set forth in this writing or in any other writing or otherwise.”

4.             This Amendment shall be governed by and construed in accordance with the laws of the State of California, provided that the Lender shall retain all rights arising under federal law.

IN WITNESS WHEREOF, this Fifth Amendment to Revolving Loan Promissory Note has been duly executed as of the date first written above.

ML MACADAMIA ORCHARDS, L.P., a Delaware limited partnership

By:	ML RESOURCES, INC., a Hawaii corporation, its managing general partner

	By:	/s/ Dennis J. Simonis
	Name:	Dennis J. Simonis
	Title:	President